AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("**Agreement**") is made and entered into as of November 14, 2022 ("**Execution Date**"), by and between SUNSET & GARDNER INVESTORS LLC, a Colorado limited liability company ("**Seller**"), and BEDROCK PROPERTIES GROUP, LLC, a California limited liability company ("**Buyer**").

Recitals

A. Seller owns certain real property located in the City of Los Angeles ("**City**"), County of Los Angeles ("**County**"), State of California ("**State**"), which is commonly known as 7441 – 7449 Sunset Boulevard and 1502 – 1512 Gardner Street, and which is more particularly described on **Exhibit A** attached hereto (the "**Land**"), together with the building and certain other improvements located on the Land (the "**Improvements**") and all personal property located within the Improvements that is owned by Seller (if any) (the "**Personal Property**") (collectively, the "**Property**").

B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement.

Basic Provisions

I.	Buyer:	Bedrock Properties Group, LLC 9220 Winnetka Avenue Chatsworth, CA 91311 Attn: Ryan Hekmat Email: ryan@uncommondevelopers.com
II.	Buyer's Counsel:	Law Offices of H. Joseph Nourmand, APC 1801 Century Park East, Suite 1830 Los Angeles, CA 90067 Attn: H. Joseph Nourmand, Esq. Email: hjnourmand@nourmandlaw.com
III.	Seller:	Sunset & Gardner Investors LLC c/o L3 Capital, LLC 550 W. Adams Street, Suite 200 Chicago, IL 60661 Attn: Matthew Schreiber and Jack Somervell Email: matthew.schreiber@l3capital.com and jack.somervell@l3capital.com

IV.	Seller's Counsel:	Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt, Esq. and Nathan Sabzerou Email: skalt@elkinskalt.com
V.	Broker:	CBRE, Inc. representing Seller ("**Broker**"). Buyer is not represented.
VI.	Escrow Holder:	Chicago Title Insurance Company ("**Escrow Holder**") 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Terri Gervasi Email: terri.gervasi@ctt.com
VII.	Title Company:	Chicago Title Insurance Company ("**Title Company**") 725 South Figueroa Street, Suite 200 Los Angeles, California 90017 Attn: Mike Slinger Email: mike.slinger@ctt.com
VIII.	Purchase Price:	Twelve Million Nine Hundred Thousand Dollars ($12,900,000) (the "**Purchase Price**").
IX.	Deposit:	Three Hundred Eighty-Four Dollars ($384,000) (the "**Deposit**"), payable in accordance with **Paragraph 3.1** below.
X.	Contingency Date:	5:00 p.m. Pacific time on December 12, 2022 (the "**Contingency Date**").
XI.	Closing Date:	5:00 p.m. Pacific time on December 21, 2022 (the "**Closing Date**").

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Agreement

NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("**Escrow**") created pursuant hereto are as follows:

1. **<u>Purchase and Sale</u>.** Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement.

2. **<u>Reserved</u>.**

3. **<u>Payment of Purchase Price</u>.** The Purchase Price for the Property shall be paid by Buyer as set forth below in this **<u>Paragraph 3</u>**.

3.1 <u>Deposit</u>. Within three (3) business days after the Execution Date, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account and Buyer shall provide such documents as Escrow Holder reasonably requires in connection therewith. If Buyer does not terminate (or is deemed to have terminated) this Agreement prior to 5:00 p.m. Pacific time on the Contingency Date, and provided that each of the conditions precedent to the Close of Escrow for the benefit of Buyer (as detailed in **<u>Paragraph 7</u>**) are timely satisfied (or waived by Buyer), then the Deposit shall not be refundable in the event that the transaction contemplated by this Agreement is not consummated as the result of a default by Buyer. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events and shall be paid to Seller in the event that this Agreement is terminated at any time prior to the Close of Escrow (the "**Independent Consideration**"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). Upon the Close of Escrow, the Deposit shall be credited toward payment of the Purchase Price.

3.2 <u>Cash Balance</u>. Not less than one (1) business day prior to the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for Buyer's share of closing costs and charges set forth in **<u>Paragraph 10</u>** below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in **<u>Paragraph 11</u>**) payable pursuant to this Agreement.

4. **<u>Escrow</u>.**

4.1 <u>Opening of Escrow</u>. For the purposes of this Agreement, the Escrow shall be deemed opened ("**Opening of Escrow**") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to

consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service.

4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "**Close of Escrow**" or the "**Closing**" shall be the date that the Deed (as defined below in **Paragraph 9.1.1**) is recorded in the Official Records of the County (the "**Official Records**") or, subject to the agreement of the parties with regard to a "GAP" closing, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date.

5. Condition of Title. Title to the Land shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "**Approved Title Conditions**").

5.1 Taxes. A lien to secure payment of real estate taxes and a lien for any assessments not delinquent.

5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof.

5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in **Paragraph 7.1**) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of **Paragraph 7.1**, any other exceptions to title disclosed by the public records, and matters set forth in the Deed.

5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property.

5.5 Tenants. Interests of tenants under leases.

5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property.

6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall be committed to issue to Buyer its standard Owner's Policy of Title Insurance ("**Title Policy**") in the amount of the Purchase Price showing title to the Land vested in Buyer and subject only to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer.

7. **Conditions Precedent to the Close of Escrow for the Benefit of Buyer.** The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below:

7.1 Title. Buyer shall have approved the legal description of the Land and any matters of title disclosed by the following documents (collectively, the "**Title Documents**") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Land (the "**Report**"); and (b) copies of all recorded documents referred to in the Report. Buyer acknowledges that it has received the Title Documents. Buyer shall have until 5:00 p.m. Pacific time on the date which is five (5) days prior to the Contingency Date to approve or disapprove of the Title Documents and the condition of title with respect to the Property; provided, however, Seller agrees to remove, or cause the Title Company to insure over, on or before the Closing, any deeds of trust, mortgages or other similar monetary liens voluntarily created by Seller. Buyer's failure to timely approve the Title Documents by written notice to Seller that Buyer has removed all contingencies under this Agreement in favor of Buyer shall constitute Buyer's disapproval.

If any update to the Report (an "**Updated Report**") issued subsequent to the Contingency Date discloses any new matters first recorded on or after the expiration of the Contingency Date (a "**New Exception**"), then Buyer shall have three (3) business days (the "**Additional Title Review Period**") from the earlier of Buyer's receipt of the Updated Report and Buyer obtaining knowledge of the New Exception, to deliver notice to Seller objecting to such New Exception (a "**New Exception Objection**"). If Buyer does not deliver a New Exception Objection within the Additional Title Review Period, Buyer shall be deemed to have approved the New Exception and such New Exception shall become an Approved Title Condition. Notwithstanding the foregoing, Buyer shall be precluded from making a New Exception Objection to any New Exception which consists of matters (a) that were in existence as of the Contingency Date and/or would have been revealed by an accurate survey of the Property, (b) that were not consented to in writing by Seller, (c) resulting from activities of Buyer or that were otherwise consented to by Buyer, (d) that will not materially and adversely impact title to the Property, and/or (e) that will not be binding on or affect the Property or Buyer after Closing (and any of the foregoing shall become Approved Title Conditions). In the event that Buyer timely delivers a New Exception Objection, Seller shall have three (3) business days following receipt of the New Exception Objection (the "**Additional Title Response Period**") in which to elect, by written notice to Buyer, either (i) to cure or attempt to cure Buyer's objection or (ii) not to cure Buyer's objection; provided, if Seller fails to provide written notice of its election in the Additional Title Response Period, Seller shall be deemed to have elected clause (ii) above. In the event Seller provides Buyer with written notice of Seller's desire to cure or attempt to cure under clause (i) above, Seller shall be obligated to use reasonable efforts (but not litigation and not the expenditure of material funds) to remove (by waiver or endorsement) or otherwise remedy the New Exception set forth in Seller's response notice which Seller has agreed to attempt to cure, on or before the Closing Date, and in the event that Seller is unable to remove or remedy such New Exception on or before the Closing Date, Buyer shall be entitled to either terminate this Agreement and receive the return of the Deposit or elect to proceed to Closing and thereby be deemed to have approved the New Exception as an Approved Title Condition. In the event that Seller elects or is deemed to have elected clause (ii) above, then Buyer shall have three (3) business days from the

expiration of the Additional Title Response Period in which to elect, by written notice to Seller, either to (y) terminate this Agreement and receive the return of the Deposit or (z) proceed to Closing and thereby be deemed to have approved the New Exception as an Approved Title Condition; provided, if Buyer fails to provide written notice of its election in such time period, Buyer shall be deemed to have elected clause (z) above.

7.2 Physical Inspections and Studies. Subject to **Paragraph 14** below, Buyer shall have the right to approve or disapprove the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic and geologic reports with respect to the Land, inspections of all or any portion of the Improvements (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "**Tests**") as Buyer may elect to make or obtain in accordance with the terms of this Agreement on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove such Tests shall be deemed to constitute Buyer's disapproval of the Tests and decision not to waive this condition.

7.3 Review and Approval of Materials. Prior to the termination of this Agreement, Buyer may review any documents (other than the Excluded Materials [as defined below]) relating to the Property that are located on a data site managed for this transaction by Seller or Broker (such documents made available for Buyer's review, are collectively referred to as the "**Materials**"). Except as expressly set forth in **Paragraph 13.1**, Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's failure to timely disapprove of its review of the Materials shall be deemed to constitute Buyer's disapproval of the Materials and decision not to waive this condition. For purposes of this Agreement, the term "**Excluded Materials**" shall mean any appraisals, budgets or financial analyses, documentation pertaining to Seller's entity, loan documents (other than matters of record), internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials.

7.4 Estoppel Certificates. Seller shall use commercially reasonable efforts to procure and deliver to Buyer an Acceptable Tenant Estoppel certificate (defined below) from each tenant occupying the Property pursuant to a Lease. It shall be a condition precedent to Buyer's obligation to proceed with the Closing (this condition, the "**Estoppel Condition**") that Buyer has received Acceptable Tenant Estoppels from tenants who occupy 100% of the leased space in the Improvements. An "**Acceptable Tenant Estoppel Certificates**" is tenant estoppel certificate in substantially the form of Exhibit F or in the form such tenant is required to execute pursuant to

its lease and which (a) executed by the relevant tenant and addressed to Buyer (or its successors and assigns) and Buyer's lender, and (b) that alleges no facts inconsistent with the representations and warranties of Seller in this Agreement. Seller shall deliver all Acceptable Tenant Estoppel Certificates to Buyer no later than four (4) business days prior to the Closing Date; provided however (i) Seller agrees to use its commercially reasonable efforts to deliver Acceptable Tenant Estoppel Certificates to Buyer prior to the Contingency Date, and (ii) if Seller is unable to deliver enough Acceptable Tenant Estoppel Certificates to meet the Estoppel Condition, Seller may (but is not obligated) to deliver to Buyer tenant estoppel certificates executed by Seller in lieu of an Acceptable Estoppel Certificate for one (1) of the tenants occupying the Improvements so as to satisfy the Estoppel Condition.

7.5 Representations and Warranties. Subject to any Representation Matters (as defined in **Paragraph 13.1**) discovered by Buyer or Seller, all representations and warranties of Seller contained in **Paragraph 13.1** of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow.

7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement.

7.7 Possession. Seller shall deliver possession of the Property to Buyer at the Closing subject only to the rights of tenants and others under the tenant leases.

The conditions set forth in this **Paragraph 7** are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this **Paragraph 7** is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a default by Seller in which case the provisions of **Paragraph 15** of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. Notwithstanding any term or condition of this Agreement to the contrary, it is the intent, understanding and agreement of Buyer and Seller that Buyer shall have the right, at Buyer's sole and absolute discretion, until 5:00 p.m. Pacific time on the Contingency Date to terminate the transaction contemplated by this Agreement. In the event of such termination (whether through an affirmative act or notice from Buyer or through a deemed termination under the terms of this Agreement), the Deposit (less the Independent Consideration and less one-half of any escrow and title cancellation fees and costs, if any) shall be promptly refunded to Buyer without need for any further action, approval or instruction from Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which are expressly slated under this Agreement to survive the termination of this Agreement.

8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this

Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below:

8.1 Buyer's Deliveries. At least one (1) business day prior to the Closing Date, Buyer shall have delivered to Escrow Holder the funds and documents described in **Paragraph 9.2**.

8.2 Representations and Warranties. All representations and warranties of Buyer contained in **Paragraph 13.2** of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow.

8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement.

The conditions set forth in this **Paragraph 8** are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in this **Paragraph 8** is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of **Paragraph 15** of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, and provided that such termination occurs in a manner which entitles Seller to retain the Deposit as liquidated damages under this Agreement, the Deposit shall be paid over to Seller as Seller's sole and separate property, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement.

9. Deliveries to Escrow Holder; Post Closing Actions.

9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments:

9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as **Exhibit B**, duly executed by Seller and acknowledged ("**Deed**").

9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as **Exhibit C**, duly executed by Seller ("**FIRPTA Certificate**").

9.1.3 Form 593. Seller shall deliver to Escrow Holder an original or a copy of a California Form RE-593 duly executed by Seller.

9.1.4 Lease Assignment. Seller shall deliver to Escrow Holder two (2) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as **Exhibit D** (**"Lease Assignment"**), duly executed by Seller.

9.1.5 General Assignment. Seller shall deliver to Escrow Holder two (2) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as **Exhibit E** (**"General Assignment"**), duly executed by Seller.

9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date, Buyer shall deposit or cause to be deposited with Escrow Holder the following:

9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in **Paragraph 3** (as adjusted by the Proration and Expense Schedule).

9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder two (2) original counterparts of the Lease Assignment duly executed by Buyer.

9.2.3 General Assignment. Buyer shall deliver to Escrow Holder two (2) original counterparts of the General Assignment duly executed by Buyer.

9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by Title Company and Seller.

9.3 Delivery of Certain Items. Immediately after the Closing, Seller shall deliver to Buyer, the following: all permits and licenses in Seller's possession relating to the operations of the Property; the originals of any leases and all tenant and vendor files for the Property; keys and security/access codes for the Property; and any "as-built" plans, drawings and specifications relating to the Property.

9.4 Notice to Tenants. Seller shall deliver to each tenant under a lease immediately after the Closing a notice regarding the sale in form to be mutually agreed-upon by Sellers and Buyer or as may be required by or to comply with applicable laws.

10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) all County documentary transfer taxes and one-half (1/2) of any City documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (V) one-half (1/2) of any City documentary transfer taxes payable in connection with the recording of the Deed; (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA extended coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow

Holder's fees and charges; however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of **Paragraph 18** below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type.

11. Prorations. All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "**Proration Time**"), with Buyer being deemed to be the owner of the Property during the entire day on the Closing Date for purposes of receiving revenue relating to the Property and being obligated to pay expenses relating to the Property. If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller, at its sole cost, shall be entitled to bring such actions or proceedings against tenants provided that such actions do not affect such tenant's possession. Notwithstanding anything to the contrary in this Agreement, Seller shall not be deemed to have waived or assigned any rights or claims against current or former tenants, or their respective guarantors, arising prior to the Closing Date (other than the right to bring any action for unlawful detainer against any tenant). All tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date based on the portion of the lease term that pertains to periods on or after the Closing, with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. If any of the Leases in existence as of the Execution Date have tenant improvement costs and allowances, brokerage commissions and finders fees or periods of rental abatement that first accrue after the Closing Date, then Buyer should be credited such amounts at Closing. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("**Proration and Expense Schedule**"). If any prorations, apportionments or computations made under this **Paragraph 11** shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than nine (9) months after the Closing

except as set forth in the last sentence of this **Paragraph 11**. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. The obligations of the parties under this **Paragraph 11** shall survive the Close of Escrow for a period of six (6) months (the "**Survival Period**"); provided, however, Buyer's obligation to pay Seller any accrued and unpaid rents received after the Close of Escrow shall survive the Closing indefinitely.

12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth.

12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in **Paragraphs 3 and 10** and prorate all matters addressed in **Paragraph 11** based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer.

12.2 Recording. Escrow Holder shall cause the Deed and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller.

12.3 Documents to Seller. Escrow Holder shall disburse to Seller one (1) original of the Lease Assignment, one (1) original of the General Assignment, and one (1) conformed copy of the Deed.

12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, one (1) original of the Lease Assignment, one (1) original of the General Assignment, and one (1) conformed copy of the Deed.

12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer.

13. Representations and Warranties.

13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). The phrase "**to Seller's knowledge**" used herein, or words of similar effect when used in this Agreement, shall mean the actual, then current knowledge of Matthew Schreiber ("**Seller's Representative**"), without any undertaking or duty to undertake any independent investigation or inquiry and shall not include any facts that are known or that become known to Buyer or Buyer's agents, employees, contractors, attorneys or representatives. In no event shall Seller's Representative have any personal liability under this Agreement.

13.1.1 Power. Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement.

13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement.

13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property.

13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors.

13.1.6 Pending Actions, Litigation and Proceedings. To Seller's knowledge, (i) there are no pending action, suit or proceeding pending in any manner related to or affecting the Property; and (ii) Seller is not aware of any action, suit or proceeding threatened or pending against Seller which challenges or impairs Seller's ability to (x) execute or perform its obligations under this Agreement or (y) consummate the sale contemplated by this Agreement.

13.1.7 Accuracy and Completeness of Materials. To the best of Seller's knowledge, the Materials are complete and accurate in all material respects.

13.1.8 Environmental Matters. Seller has not received any written notice from any governmental or quasi-governmental agency or authority or any third party that any Hazardous Materials have been released on or about or are stored, used or located at or about the Property in violation of any Environmental Law. For the purposes of this Agreement, the term "Hazardous Materials" includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas useable for fuel (or mixtures of natural gas or synthetic gas) and any substance, material, waste, pollutant or contaminant regulated by, or listed or defined as hazardous or toxic under, any Environmental

Law. The term "Environmental Law" includes without limitation the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the Effective Date, together with their implementing regulations and guidelines as of the Effective Date, and all state, regional, county, municipal, local and other laws, rules, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials.

13.1.9 **Compliance.** To Sellers' knowledge, as of the Effective Date, Seller has not received any written notice from any governmental or quasi-governmental entity having jurisdiction over the Property to the effect that the Property is not in compliance with applicable laws other than notices of non-compliance that have been remedied to the satisfaction of the applicable governmental or quasi-governmental entities.

13.1.10 **Condemnation.** To Sellers' knowledge, no condemnation or similar proceedings relating to the Property are pending or have been threatened.

The representations and warranties of Seller set forth in this **Paragraph 13.1** shall survive the Close of Escrow for the Survival Period, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said Survival Period or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "**Representation Matter**"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to **Paragraph 15.2** (which **Paragraph 15.2** shall be applicable only if such Representation Matter was (a) known to be untrue by Seller as of the Execution Date or (b) caused by the intentional misconduct or fraud of Seller), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow.

13.2 **Buyer's Representations and Warranties.** In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties (which shall survive the Close of Escrow for the

Survival Period), each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder).

13.2.1 **<u>Power</u>.** Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement.

13.2.2 **<u>Requisite Action</u>.** All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement.

13.2.3 **<u>Individual Authority</u>.** The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof.

13.2.4 **<u>No Conflict</u>.** Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party.

13.2.5 **<u>Bankruptcy</u>.** Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors.

13.2.6 **<u>Prohibited Persons and Transactions</u>**. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("**OFAC**") of the Department of the Treasury (including those named on OFAC's Specially Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier

termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities.

13.3 **As-Is/Release**. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OF THE CLOSING DOCUMENTS AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS-IS" AND "WHERE IS" CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND NOT UPON ANY REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY OF THE CLOSING DOCUMENTS AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN THIS AGREEMENT OR IN ANY OF THE CLOSING DOCUMENTS HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, WARRANTY, ASSURANCE, PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT

RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE IMPROVEMENTS OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE IMPROVEMENTS OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XVII) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVIII) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL, HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR

UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (V) ANY OTHER MATTERS REFERENCED IN THIS AGREEMENT OR IN ANY OF THE CLOSING DOCUMENTS). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (1) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (2) ANY TERMINATION OF THIS AGREEMENT.

WITH REGARD TO THOSE MATTERS BEING WAIVED UNDER THIS PARAGRAPH 13.3 (AND EXCLUDING ANY OF THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY OF THE CLOSING DOCUMENTS), BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY."

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14. __Access__. Seller and Buyer entered into that certain Diligence Access Agreement dated as of November __, 2022 (the "**Access Agreement**"). Seller and Buyer hereby agree that (i) the terms of this **__Paragraph 14__** shall apply to Buyer's access to the Property for the purpose of conducting its due diligence investigations (including with respect to any access that pre-dated this Agreement), and (ii) this **__Paragraph 14__** shall accordingly supersede the Access Agreement and to the extent of any inconsistencies between this **__Paragraph 14__** and the Access Agreement, the terms of this **__Paragraph 14__** shall govern and control.

Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this **__Paragraph 14__**. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its sole and absolute discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this **__Paragraph 14__**, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its sole and absolute discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's

employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability.

Buyer hereby agrees, promptly following the written request of Seller, to provide to Seller a true and complete copy of any tests, reports, studies and the like generated by any vendor in connection with Buyer's inspection of the Property. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this **Paragraph 14**. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors, and shall immediately, at its sole cost and expense, restore the Property to the condition that existed immediately prior to such entry by Buyer, its agents, employees, consultants, contractors and subcontractors. Buyer shall not have the right to contact any tenants or other occupants of the Property without Seller's prior written approval, which may be withheld or conditioned in Seller's sole and absolute discretion. Buyer shall not contact governmental agencies with respect to the Property without Seller's prior written consent, which Seller may withhold or condition in its sole and absolute discretion; provided, however Buyer shall be able to contact governmental agencies for purposes of conducting zoning and environmental diligence. Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this **Paragraph 14**. All of Buyer's obligations set forth in this **Paragraph 14** shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement.

15. Default.

15.1 BUYER'S DEFAULT. IF BUYER IS IN MATERIAL DEFAULT OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY DEFAULT OF BUYER, SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER

WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER **PARAGRAPHS 14 AND 17** OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN **PARAGRAPH 18** BELOW.

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15.2 SELLER'S DEFAULT. IF SELLER IS IN MATERIAL DEFAULT OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FAILS TO COMPLETE THE SALE AS PROVIDED HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER ITS DEPOSIT, AND BE REIMBURSED ITS OUT OF POCKET EXPENSES INCURRED IN CONNECTION WITH THE ACQUISITION OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, DUE DILIGENCE EXPENSES, LEGAL FEES AND COSTS, AND LENDER FEES AND COSTS, OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, BUT ONLY IF BUYER PROVIDES REASONABLE PROOF TO THE COURT THAT BUYER HAD AVAILABLE TO IT, AS OF THE SCHEDULED CLOSING DATE, THE CASH BALANCE OF THE PURCHASE PRICE (AND STILL HAS SUCH CASH BALANCE AVAILABLE), AND BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN SIXTY (60) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT, EXCEPT IF BUYER PURSUES A SPECIFIC PERFORMANCE ACTION IN ACCORDANCE WITH THE FOREGOING SENTENCE. IN THE EVENT SPECIFIC PERFORMANCE IS NOT AVAILABLE TO BUYER SOLELY BECAUSE SELLER SOLD THE PROPERTY TO A THIRD PARTY UNAFFILIATED WITH BUYER ON OR PRIOR TO THE DATE SCHEDULED FOR CLOSING, IN BAD FAITH AND WILLFULLY IN VIOLATION OF THIS AGREEMENT (AS DETERMINED BY THE FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION), THEN BUYER SHALL HAVE THE RIGHT, AS ITS SOLE REMEDY, TO TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO SELLER AND BRING AN ACTION AGAINST SELLER TO RECOVER FROM SELLER ALL OF BUYER'S DAMAGES, INCLUDING, WITHOUT LIMITATION, THE DIFFERENCE IN PURCHASE PRICE BETWEEN THE ACTUAL SELLING PRICE OF THE PROPERTY PAID TO SELLER AND THE PURCHASE PRICE OF THIS AGREEMENT.

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15.3 **Notice and Opportunity to Cure**. Notwithstanding anything in this Agreement to the contrary, neither party shall be deemed to be in default under this Agreement unless the party claiming such default shall have given written notice to the party claimed to be in default and the party claimed to be in default shall not have cured such default within three (3) business days after receipt of notice of default; provided, however, the foregoing shall not apply to, and under no circumstances shall there be any notice or cure period for, any failure by Buyer to timely deliver the Purchase Price (or any other payment required hereunder) or any failure by Buyer or Seller to timely deliver any closing documents or other deliveries required in order to effectuate the Closing.

16. **Notices.** Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address or email address set forth above or such other address or email address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, the date on which such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email addresses specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m. Pacific time) or, if later than such normal business hours, the following business day, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel.

Notice of change of address shall be given by written notice in the manner detailed in this **Paragraph 16**. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent

17. **Brokers.** Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement.

18. **Legal Fees.** If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all reasonable costs and expenses of suit, including reasonable attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including reasonable attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation.

19. **Assignment.** Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "**Buyer Affiliate**" shall mean any entity of which Buyer, or principals or affiliates of Buyer is/are the managing member or managing partner and control such entity. An assignment by Buyer which is approved by Seller or is made to a Buyer Affiliate shall release Buyer from any and all of its obligations hereunder, provided, however, that an assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee of all of Buyer's rights and obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing.

20. **Damage or Destruction, Condemnation, Insurance.**

20.1 **Condemnation.** If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this **Paragraph 20.1**, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing and any sums expended by Seller toward the collection of such proceeds) shall belong to Buyer and shall be paid over and assigned to Buyer at the Closing. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation.

20.2 **Damage and Destruction.** If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit (less the Independent Consideration) shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to be a damage or destruction in excess of ten percent (10%) of the Purchase Price. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price other than the amount of insurance deductible (to the extent such deductible is to be paid by Buyer) and the amount of any uninsured damage (provided, however, in no event shall the credit against the Purchase Price for the applicable insurance deductibles plus uninsured damage, if any, exceed an aggregate amount of up to ten percent (10%) of the Purchase Price) and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction.

21. **Leases and Contracts.**

21.1 **New Leases; Lease Amendments.** Seller hereby agrees that during the term of this Agreement, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the Leases or enter into new leases affecting the Property that will survive the Close of Escrow without the prior written consent of Buyer, which consent shall be at the sole and absolute discretion of Buyer.

21.2 **Service Contracts.** During the term of this Agreement, except in the event of an emergency or to otherwise preserve the value of the Property (in which case Buyer's consent shall not be required), Seller will not enter into, extend, renew, modify or replace any service, maintenance, supply, equipment rental or other contracts and agreements (collectively, the "**Service Contracts**") that will survive the Close of Escrow without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed. If Buyer does not disapprove any request of Seller regarding a service contract within three (3) business days after Buyer's receipt of such written request, Buyer shall be deemed to have approved such request. On or prior to the Contingency Date, Buyer shall notify Seller in writing whether it elects to assume any Service Contracts at the Close of Escrow (the "**Assumed Service Contracts**"), and, to the extent same are terminable on thirty (30) days' notice without any penalty or fee, Seller shall terminate any Service Contract other than the Assumed Service Contracts prior to or as of the Close of Escrow. Without limiting the foregoing, Seller shall terminate at Closing, and Buyer shall not assume, any property or asset management agreement, any listing or commission agreement, any advertising contacts, any leasing services agreement or any insurance policies affecting the Property.

22. Miscellaneous.

22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer.

22.2 Computation of Time Periods. If the date upon which the Contingency Date, Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal, state or legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than Saturday, Sunday or legal holiday.

22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes.

22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto.

22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice of law principles which provide for the application of the laws of another jurisdiction. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this **Paragraph 22.8** shall survive the Closing.

22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement.

22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby.

22.11 Successors and Assigns. Subject to the restrictions set forth in **Paragraph 19** hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing.

22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement, any documents executed in connection herewith and/or otherwise in connection with the Property exceed three and one-half percent (3½%) of the Purchase Price (the "**Liability Cap**"), excluding prorations and legal fees (subject to **Paragraphs 11** and **18**) in pursuing such claim, and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Twenty-Five Thousand Dollars ($25,000.00), in which event Buyer shall be able to recover from the first dollar. Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all) and properly served to Seller within the Survival Period in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in **Paragraph 15.2**. Any and all liability beyond that which may be asserted under this **Paragraph 22.13** is expressly waived and

released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this **Paragraph 22.13** shall survive the Closing.

22.14 Time of the Essence. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence.

22.15 Recording. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller.

22.16 Confidentiality. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this Paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this Paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this Paragraph).

22.17 Natural Hazard Disclosure. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures ("**Natural Hazards Disclosures**") set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures.

In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Agent or another third party selected by Seller (as applicable, the "**Natural Hazard Expert**") to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert's examination ("**Natural Hazards Report**") to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non-liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no

representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY.

22.18 **<u>Section 1101.5 Disclosure</u>**. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures.

22.19 **<u>1031 Exchange</u>**. Either Seller or Buyer may consummate the purchase or sale (as applicable) of the Property as part of a so-called like kind exchange (an "**Exchange**") or multiple Exchanges (whether forward or reverse), pursuant to § 1031 of the Internal Revenue Code of 1986, as amended (the "**Code**") and each party will reasonably cooperate with and not delay the other party in completing such Exchange or Exchanges, provided that (a) the non-exchanging party incurs no liability, obligation, cost or expense associated with the exchange (in this respect, the exchanging party shall reimburse the non-exchanging party at Closing through Escrow for any expenses, including attorneys' fees, which the non-exchanging party may incur in cooperating with the exchange); (b) the exchange does not affect or delay the Close of Escrow; (c) the exchanging party agrees to indemnify and hold the non-exchanging party harmless from and against all liability arising out of its cooperation in effecting the exchange as requested by the exchanging party; (d) the non-exchanging party shall not be required to take title to any exchange property; (e) the exchanging party shall notify the non-exchanging party at least ten (10) days before the Closing Date that the exchanging party wishes to proceed with the exchange; and (f) any documentation required to be signed by the non-exchanging party shall be delivered to the non-exchanging party and its counsel as early as reasonably practicable. The parties hereto acknowledge that the non-exchanging party shall not be deemed the exchanging party's agent in connection with said exchange.

22.20 **<u>Counterparts; Electronic Signatures.</u>** This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signatures delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals.

[Signature Page(s) Follow]

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the Execution Date.

BUYER:

BEDROCK PROPERTIES GROUP, LLC,
a California limited liability company

DocuSigned by:

By

9F94857C802F4... ame: Ryan Hekmat
Title: Managing Member
11/18/2022

SELLER

SUNSET & GARDNER INVESTORS LLC,
a Colorado limited liability company

By: Sunset & Gardner LA LLC,
a Colorado limited liability company,
its Manager

DocuSigned by:

By:__________
8203AE03929D42B...
Name: William R. Rochacker
Title: Manager

ACCEPTANCE BY ESCROW HOLDER

CHICAGO TITLE INSURANCE COMPANY acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "**Agreement**") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder.

Dated: _________, 2022

CHICAGO TITLE INSURANCE COMPANY

By: __________________________
Name: ______________________
Position: _____________________

EXHIBIT A

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1: (PARCEL NO. 5550-013-022)

THAT PORTION OF THE" LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE", AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2 OF SAID "A", GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", DISTANT NORTHERLY THEREON 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF THE LOT TO THE INTERSECTION OF SAID PARALLEL LINE WITH THE NORTHWESTERLY LINE OF THE SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG THE SAID NORTHWESTERLY LINE TO A LINE PARALLEL WITH AND 50.00 FEET SOUTHERLY MEASURED AT RIGHT ANGLES FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY, BY DEED RECORDED IN BOOK 3510 PAGE 287, OF OFFICIAL RECORDS; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE TO THE CENTERLINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTERLINE TO A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY THEREON TO THE SAID TRUE POINT OF BEGINNING.

PARCEL 2: (PARCEL NO. 5550-013-019)

THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 2 OF SAID "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, A DISTANCE OF 122.90 FEET; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO THE NORTHWESTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID NORTHWESTERLY LINE TO THE CENTERLINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTERLINE TO THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 2; THENCE WESTERLY ALONG SAID PROLONGATION TO THE NORTHWESTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO THE TRUE POINT OF BEGINNING.

PARCEL 3: (PARCEL NO. 5550-013-015)

THAT PORTION OF LOT 2 OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, 122.90 FEET; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO A POINT IN THE NORTHWESTERLY LINE OF LOS ANGELES AND PACIFIC RAILWAY RIGHT OF WAY; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE NORTHWESTERLY LINE OF SAID RIGHT OF WAY TO THE SOUTHEAST CORNER OF SAID LOT; THENCE WEST ALONG THE SOUTH LINE OF SAID LOT TO THE POINT OF BEGINNING.

PARCEL 4: (PARCEL NO. 5550-013-014)

THAT PORTION OF LOT 2 OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2, DISTANT NORTHERLY THEREON, 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE FROM SAID POINT OF BEGINNING, EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF SAID LOT TO THE INTERSECTION OF SAID PARALLEL WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE PACIFIC ELECTRIC RAILROAD; THENCE NORTHEASTERLY ALONG SAID WESTERLY LINE OF SAID RIGHT OF WAY TO ITS INTERSECTION WITH A LINE DRAWN PARALLEL WITH AND DISTANT 50 FEET SOUTHERLY AT RIGHTS ANGLES FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY, BY DEED RECORDED IN BOOK 3510, PAGE 287, OF OFFICIAL RECORDS OF SAID COUNTY; THENCE WESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO A POINT IN THE WESTERLY LINE OF SAID LOT 2; THENCE SOUTHERLY ALONG SAID WESTERLY LINE 80 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 5: (PARCEL NO. 5550-013-021)

THAT STRIP OF LAND (THE "STRIP"), THIRTY-FIVE FEET (35') WIDE, MARKED "LOS ANGELES PACIFIC RAILWAY" BEING A PART OF SECTION 9, TOWNSHIP 1 SOUTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN AND SHOWN AS EXTENDING NORTHEAST FROM THE NORTH LINE OF SUNSET BOULEVARD TO THE WEST LINE OF VISTA STREET ON THE MAP OF A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION, RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES, STATE OF CALIFORNIA, AND ON THE MAP OF A. GARDNER TRACT RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY BEING A RESUBDIVISION OF LOTS 1, 3, AND 4 OF A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION AS RECORDED IN MAP BOOK 1, PAGE 20 OF MAPS.

EXCEPTING THEREFROM THAT PORTION OF THE "LOS ANGELES PACIFIC RAILWAY" STRIP OF LAND (35 FEET WIDE) A SHOWN ON THE MAP OF A GARDNER TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDED OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1, IN BLOCK 1 OF SAID A. GARDNER TRACT; THENCE EASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT 1 A DISTANCE OF 110.92 FEET; THENCE NORTHERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHERLY LINE, TO THE SOUTHEASTERLY LINE OF SAID "LOS ANGELES PACIFIC RAILWAY" STRIP OF LAND (35 FEET WIDE) AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTERLINE OF SAID STRIP OF LAND; THENCE NORTHEASTERLY ALONG SAID CENTER LINE TO LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE FROM THE MOST NORTHERLY CORNER OF SAID LOT 1; THENCE SOUTHEASTERLY ALONG SAID LINE SO DRAWN, TO SAID MOST NORTHERLY CORNER; THENCE SOUTHWESTERLY ALONG SAID SOUTHEASTERLY LINE OF SAID STRIP OF LAND TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE "LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE", AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1,

PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2 OF SAID A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION, DISTANT NORTHERLY THEREON 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF THE LOT, TO THE INTERSECTION OF SAID PARALLEL WITH THE NORTHWESTERLY LINE OF THE SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG THE SAID NORTHWESTERLY LINE TO A LINE PARALLEL WITH AND 50.00 FEET SOUTHERLY, MEASURED AT RIGHT ANGLES, FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY BY DEED RECORDED IN BOOK 3518, PAGE 287 OF OFFICIAL RECORDS; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY THEREON TO THE SAID TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 2 OF SAID "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, A DISTANCE OF 122.90 FEET; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO THE NORTHWESTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID NORTHWESTERLY LINE TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 2; THENCE WESTERLY ALONG SAID PROLONGATION TO THE NORTHWESTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1 OF SAID "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID LOT 1, A DISTANCE OF 60.92 FEET; THENCE NORTHERLY ALONG, A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTH LINE TO THE SOUTHEASTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 1; THENCE EASTERLY ALONG SAID PROLONGATION TO THE SOUTHEASTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPT THAT PORTION LYING WITHIN PARCEL MAP L.A. NO. 2005-7200, FILED IN BOOK 362 PAGES 34 AND 35 OF PARCEL MAPS OF SAID COUNTY.

PARCEL 6: (PARCEL NO. 5550-013-001)

LEGAL DESCRIPTION (CONTINUED)

THAT PORTION OF LOT 1 IN BLOCK OF A. GARDNER TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING WESTERLY OF A LINE EXTENDING NORTHERLY AT RIGHT ANGLES FROM THE SOUTH LINE OF SAID LOT 1 FROM A POINT IN SAID SOUTH LINE THAT IS DISTANT EASTERLY 60.92 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT.

PARCEL 7:

AN EASEMENT TO BE USED IN COMMON WITH OTHERS FOR WALKWAY PURPOSES, OVER THE EASTERLY 5 FEET OF THAT PORTION OF LOT 1 IN BLOCK 1 OF A. GARDNER TRACT, IN THE CITY OF LOS ANGELES, AS PER MAO RECORDED IN BOOK 6, PAGE 107 OF SAID MAP RECORDS, LYING WESTERLY OF A LINE EXTENDING NORTHERLY AT RIGHT ANGLES FROM THE SOUTH LINE OF SAID LOT 1 FROM A POINT IN SAID SOUTH LINE THAT IS DISTANT EASTERLY 65.92 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT.

PARCEL 8: (PARCEL NO. 5550-013-020)

THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A. GARNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1 OF SAID "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID LOT 1, A DISTANCE OF 60.92 FEET; THENCE NORTHERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTH LINE, TO THE SOUTHEASTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 1; THENCE EASTERLY ALONG SAID PROLONGATION TO THE SOUTHEASTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE TO THE TRUE POINT OF BEGINNING.

APN: 5550-013-014, 015, 019, 021 22, 5550-013-001 & 020

EXHIBIT B

GRANT DEED

WHEN RECORDED MAIL TO:

____
____
____
____

MAIL TAX STATEMENTS TO:

____
____
____
____

APN: 4291-013-005 (Space above this line is for recorder's use)

GRANT DEED

THE UNDERSIGNED GRANTOR DECLARES:

DOCUMENTARY TRANSFER TAX is $____________________

CITY TAX is $__________________________

[ ] Computed on full value of property conveyed, or [ ] Computed on full value less value of liens or encumbrances remaining at time of sale,

[ ] Unincorporated area: _______________, [ ] City of Los Angeles

FOR VALUE RECEIVED, SUNSET & GARDNER INVESTORS LLC, a Colorado limited liability company ("Grantor"), hereby grants to _____________________ ("Grantee"), that certain real property (the "Property") situated in the City of Los Angeles, County of Los Angeles, State of California, described in Exhibit A attached hereto and incorporated by reference.

THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO:

A. All liens, encumbrances, easements, covenants, conditions and restrictions on-record

B. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and

IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of ______________, 2022.

____

By: _______________________________
Its: ______________________________

EXHIBIT "A" TO GRANT DEED

LEGAL DESCRIPTION OF PROPERTY

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1: (PARCEL NO. 5550-013-022)

THAT PORTION OF THE" LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE", AS SHOWN ON PLAT OF "A, GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2 OF SAID "A", GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", DISTANT NORTHERLY THEREON 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF THE LOT TO THE INTERSECTION OF SAID PARALLEL LINE WITH THE NORTHWESTERLY LINE OF THE SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG THE SAID NORTHWESTERLY LINE TO A LINE PARALLEL WITH AND 50.00 FEET SOUTHERLY MEASURED AT RIGHT ANGLES FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY, BY DEED RECORDED IN BOOK 3510 PAGE 287, OF OFFICIAL RECORDS; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE TO THE CENTERLINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTERLINE TO A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY THEREON TO THE SAID TRUE POINT OF BEGINNING.

PARCEL 2: (PARCEL NO. 5550-013-019)

THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 2 OF SAID "A, GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, A DISTANCE OF 122.90 FEET; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO THE NORTHWESTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID NORTHWESTERLY LINE TO THE CENTERLINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTERLINE TO THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 2; THENCE WESTERLY ALONG SAID PROLONGATION TO THE NORTHWESTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO THE TRUE POINT OF BEGINNING.

PARCEL 3: (PARCEL NO. 5550-013-015)

THAT PORTION OF LOT 2 OF "A, GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, 122.90 FEET; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO A POINT IN THE NORTHWESTERLY LINE OF LOS ANGELES AND PACIFIC RAILWAY RIGHT OF WAY; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE NORTHWESTERLY LINE OF SAID RIGHT OF WAY TO THE

SOUTHEAST CORNER OF SAID LOT; THENCE WEST ALONG THE SOUTH LINE OF SAID LOT TO THE POINT OF BEGINNING.

PARCEL 4: (PARCEL NO. 5550-013-014)

THAT PORTION OF LOT 2 OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2, DISTANT NORTHERLY THEREON, 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE FROM SAID POINT OF BEGINNING, EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF SAID LOT TO THE INTERSECTION OF SAID PARALLEL WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE PACIFIC ELECTRIC RAILROAD; THENCE NORTHEASTERLY ALONG SAID WESTERLY LINE OF SAID RIGHT OF WAY TO ITS INTERSECTION WITH A LINE DRAWN PARALLEL WITH AND DISTANT 50 FEET SOUTHERLY AT RIGHTS ANGLES FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY, BY DEED RECORDED IN BOOK 3510, PAGE 287, OF OFFICIAL RECORDS OF SAID COUNTY; THENCE WESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO A POINT IN THE WESTERLY LINE OF SAID LOT 2; THENCE SOUTHERLY ALONG SAID WESTERLY LINE 80 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 5: (PARCEL NO. 5550-013-021)

THAT STRIP OF LAND (THE "STRIP"), THIRTY-FIVE FEET (35') WIDE, MARKED "LOS ANGELES PACIFIC RAILWAY" BEING A PART OF SECTION 9, TOWNSHIP 1 SOUTH, RANGE 14 WEST, SAN BERNARDINO BASE AND MERIDIAN AND SHOWN AS EXTENDING NORTHEAST FROM THE NORTH LINE OF SUNSET BOULEVARD TO THE WEST LINE OF VISTA STREET ON THE MAP OF A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION, RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES, STATE OF CALIFORNIA, AND ON THE MAP OF A. GARDNER TRACT RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY BEING A RESUBDIVISION OF LOTS 1, 3, AND 4 OF A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION AS RECORDED IN MAP BOOK 1, PAGE 20 OF MAPS.

EXCEPTING THEREFROM THAT PORTION OF THE "LOS ANGELES PACIFIC RAILWAY" STRIP OF LAND (35 FEET WIDE) A SHOWN ON THE MAP OF A GARDNER TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, RECORDED IN BOOK 6, PAGE 107 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDED OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1, IN BLOCK 1 OF SAID A. GARDNER TRACT; THENCE EASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT 1 A DISTANCE OF 110.92 FEET; THENCE NORTHERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHERLY LINE, TO THE SOUTHEASTERLY LINE OF SAID "LOS ANGELES PACIFIC RAILWAY" STRIP OF LAND (35 FEET WIDE) AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTERLINE OF SAID STRIP OF LAND; THENCE NORTHEASTERLY ALONG SAID CENTER LINE TO LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE FROM THE MOST NORTHERLY CORNER OF SAID LOT 1; THENCE SOUTHEASTERLY ALONG SAID LINE SO DRAWN, TO SAID MOST NORTHERLY CORNER; THENCE SOUTHWESTERLY ALONG SAID SOUTHEASTERLY LINE OF SAID STRIP OF LAND TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE "LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE", AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1,

PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF LOT 2 OF SAID A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION, DISTANT NORTHERLY THEREON 122.90 FEET FROM THE SOUTHWESTERLY CORNER OF SAID LOT; THENCE EASTERLY ALONG A LINE DRAWN PARALLEL WITH THE NORTHERLY LINE OF THE LOT, TO THE INTERSECTION OF SAID PARALLEL WITH THE NORTHWESTERLY LINE OF THE SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG THE SAID NORTHWESTERLY LINE TO A LINE PARALLEL WITH AND 50.00 FEET SOUTHERLY, MEASURED AT RIGHT ANGLES, FROM THE SOUTHERLY LINE OF THE LAND CONVEYED TO THE LOS ANGELES CITY SCHOOL DISTRICT OF LOS ANGELES COUNTY BY DEED RECORDED IN BOOK 3510, PAGE 287 OF OFFICIAL RECORDS; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO A LINE DRAWN AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY THEREON TO THE SAID TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 2 OF SAID "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE NORTH ALONG THE WEST LINE OF SAID LOT, A DISTANCE OF 122.90 FEET; THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT TO THE NORTHWESTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID NORTHWESTERLY LINE TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE EASTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 2; THENCE WESTERLY ALONG SAID PROLONGATION TO THE NORTHWESTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID NORTHWESTERLY LINE TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1 OF SAID "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID LOT 1, A DISTANCE OF 60.92 FEET; THENCE NORTHERLY ALONG, A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTH LINE TO THE SOUTHEASTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 1; THENCE EASTERLY ALONG SAID PROLONGATION TO THE SOUTHEASTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPT THAT PORTION LYING WITHIN PARCEL MAP L.A. NO. 2005-7206, FILED IN BOOK 362 PAGES 34 AND 35 OF PARCEL MAPS OF SAID COUNTY.

PARCEL 6: (PARCEL NO. 5550-013-001)

LEGAL DESCRIPTION (CONTINUED)

THAT PORTION OF LOT 1 IN BLOCK OF A. GARDNER TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 6, PAGE 197 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING WESTERLY OF A LINE EXTENDING NORTHERLY AT RIGHT ANGLES FROM THE SOUTH LINE OF SAID LOT 1 FROM A POINT IN SAID SOUTH LINE THAT IS DISTANT EASTERLY 60.92 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT.

PARCEL 7:

AN EASEMENT TO BE USED IN COMMON WITH OTHERS FOR WALKWAY PURPOSES, OVER THE EASTERLY 5 FEET OF THAT PORTION OF LOT 1 IN BLOCK 1 OF A. GARDNER TRACT, IN THE CITY OF LOS ANGELES, AS PER MAO RECORDED IN BOOK 6, PAGE 197 OF SAID MAP RECORDS, LYING WESTERLY OF A LINE EXTENDING NORTHERLY AT RIGHT ANGLES FROM THE SOUTH LINE OF SAID LOT 1 FROM A POINT IN SAID SOUTH LINE THAT IS DISTANT EASTERLY 65.92 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT.

PARCEL 8: (PARCEL NO. 5550-013-020)

THAT PORTION OF THE LOS ANGELES AND PACIFIC RAILWAY, 35 FEET WIDE, AS SHOWN ON PLAT OF "A. GARNER'S WEST OF HOLLYWOOD SUBDIVISION", IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1 OF SAID "A. GARDNER'S WEST OF HOLLYWOOD SUBDIVISION"; THENCE EASTERLY ALONG THE SOUTH LINE OF SAID LOT 1, A DISTANCE OF 60.92 FEET; THENCE NORTHERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTH LINE, TO THE SOUTHEASTERLY LINE OF SAID LOS ANGELES AND PACIFIC RAILWAY AND THE TRUE POINT OF BEGINNING; THENCE NORTHWESTERLY ALONG A LINE DRAWN AT RIGHT ANGLES TO SAID SOUTHEASTERLY LINE, TO THE CENTER LINE OF SAID RAILWAY; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE TO THE WESTERLY PROLONGATION OF THE SOUTH LINE OF SAID LOT 1; THENCE EASTERLY ALONG SAID PROLONGATION TO THE SOUTHEASTERLY LINE OF SAID RAILWAY; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE TO THE TRUE POINT OF BEGINNING.

APN: 5550-013-014, 015, 019, 021 22, 5550-013-001 & 020

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ____________________)

On ____________________, before me, __________________________, a Notary Public, personally appeared ____________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________________

EXHIBIT C

TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS

To inform ____________________, a ________________ ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and

2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and

3. Transferor's U.S. employer or tax (social security) identification number is ______________; and

4. The office address of Transferor is: ____________________________.

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: ______________, 2022

TRANSFEROR:

SUNSET & GARDNER INVESTORS LLC,
a Colorado limited liability company

By: ________________________
Name: ______________________
Its: ________________________

EXHIBIT D

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made this _____ day of __________, 2022, by and between SUNSET & GARDNER INVESTORS LLC, a Colorado limited liability company ("Assignor"), and ________________________________, a ______________________ ("Assignee").

Recitals

A. Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of __________, 2022 (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement.

B. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property set forth on Schedule 1 attached hereto (collectively, the "Leases") covering certain premises located on the Property.

C. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits").

Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows.

1. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party under the Leases.

2. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits.

3. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all reasonable costs and expenses of the action or suit, including reasonable attorneys' fees and costs.

4. This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

5. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

6. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above.

ASSIGNEE:

______________________________,
a ____________________________

By: ________________________
Name:______________________
Position: ___________________

By: ________________________
Name:______________________
Position: ___________________

ASSIGNOR:

SUNSET & GARDNER INVESTORS LLC,
a Colorado limited liability company

By: ________________________
Name:______________________
Position: ___________________

By: ________________________
Name:______________________
Position: ___________________

SCHEDULE 1 to ASSIGNMENT AND ASSUMPTION OF LEASES

List of Leases

1. Suite 7441 #204/205 – Robin Smalley – Mothers 2 Mothers
2. Suite 7445-A Sunset – Rick Walters - Theatre Craft
3. Suite 7445-B Sunset – Abdellatif Ben Mahmoud - Moun of Tunis Restaurant
4. Billboard – CBS Outdoor Inc. - Outfront Media

EXHIBIT E

GENERAL ASSIGNMENT AND BILL OF SALE

THIS GENERAL ASSIGNMENT AND BILL OF SALE (this "Assignment") is made this _____ day of __________, 2022, by and between SUNSET & GARDNER INVESTORS LLC, a Colorado limited liability company ("Assignor"), and __________________, a ________________________ ("Assignee").

Recitals

A. Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of __________, 2022 (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement.

B. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable:

(i) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s))";

(ii) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and

(iii) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties").

Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties and, for the avoidance of doubt, Assignor shall be entitled to all judgments (including post-petition judgments), settlements or other amounts payable by former tenants and their guarantors, whether received prior to or following the date hereof.

2. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties.

3. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all reasonable costs and expenses of the action or suit, including reasonable attorneys' fees.

4. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

5. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

6. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNEE:

______________________________,
a __________________________

By: ____________________
Name: ____________________
Position: __________________

ASSIGNOR:
SUNSET & GARDNER INVESTORS LLC,
a Colorado limited liability company

By: ____________________
Name: ____________________
Position: __________________

EXHIBIT F

ESTOPPEL CERTIFICATES

TO: ______________________________, a ________________________ ("Prospective Purchaser")

THIS IS TO CERTIFY THAT:

1. The undersigned is the tenant under that certain lease dated __________ ("Lease") by and between ____, as landlord ("Landlord") and ____, as tenant ("Tenant"), with respect to those certain premises consisting of approximately _______ square feet in Suite No. _____ (the "Premises") of that certain building located at _______________________________ (the "Building").

2. The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises, and is the only agreement, oral or written, between the Landlord and the Tenant affecting or relating to the Premises. A true, correct and complete copy of the Lease (including all addenda, riders, amendments and supplements thereto) is attached hereto as Exhibit "1". The Lease has not been modified, changed, altered, assigned, supplemented or amended in any way other than as set forth in such Exhibit "1", except as follows:________________ ____.

3. Tenant has the following options to extend the term of the Lease:____________________ ____ *(if none, state "none").*

4. Tenant has the following options to lease additional space in the Building:_____________ ____ *(if none, state "none").*

5. Tenant has no option or right to purchase all or any part of the Building, except: ________________________________ *(if none, state "none").*

6. Tenant has accepted and now occupies the Premises for purposes permitted under the Lease and is and has been conducting its business in the Premises since _________, ____. The commencement date of the Lease term occurred on __________, ____, and the expiration date of the Lease term (other than unexercised options to extend the Lease) will occur on ________________________.

7. No one except the Tenant and its employees occupies the Premises. Tenant has not sublet the Premises, or any part thereof, or assigned any of its rights under the Lease, except as indicated herein: ____ ____ *(if none, state "none").*

8. Tenant has paid rent for the Premises for the period up to and including __________, 202_. The current rent payable by Tenant is $__________ per month. No such rent has been paid more than one (1) month in advance of its due date except as indicated herein:__________ ____. *(if none, state "none").*

9. Tenant's pro-rata share of operating expenses, real estate taxes and other pass-through expenses is _____%. The Lease requires Tenant to pay its pro-rata share of real estate taxes and operating expenses for the property containing the leased premises. For the calendar year 2022, Tenant is obligated to pay monthly estimated amounts for real estate taxes and operating expenses of $_____, and has paid such estimates through ______________, 2022. Tenant is owed no refund of real estate taxes or operating expense payments made for prior calendar years except as indicated herein:___________ ____. *(if none, state "none").*

11. Tenant's security deposit held by Landlord is $___________.

12. There are no uncured defaults by Landlord or Tenant under the Lease and, to Tenant's knowledge, no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease by Landlord. Tenant has no existing defenses, offsets or credits against the enforcement of this Lease by the Landlord or the payment of rent for the Premises.

13. No actions, whether voluntary or otherwise, are pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

14. Tenant's current notice address is set forth in the Lease.

15. The undersigned is authorized by all necessary action of Tenant to execute this Tenant Estoppel Certificate on behalf of Tenant.

16. Tenant acknowledges that the statements in this Estoppel Certificate may be relied upon by Prospective Purchaser and its lender.

Dated this ____ day of __________________, 2022.

"Tenant"

______________________________________,
a ______________________________________

By: ______________________________
Name: ____________________________
Title: ____________________________

Exhibit "1" to Exhibit F

Schedule 13.1.6.1

Schedule of Leases

1. Suite 7441 #204/205 – Robin Smalley – Mothers 2 Mothers
2. Suite 7445-A Sunset – Rick Walters - Theatre Craft
3. Suite 7445-B Sunset – Abdellatif Ben Mahmoud - Moun of Tunis Restaurant
4. Billboard – CBS Outdoor Inc. - Outfront Media

Schedule 13.1.6.2

Rent Roll

Property Unit	Tenant	Area SF	% of Project
2921--Sunset & Gardner			
1502	Vacant	2,087	9.94%
1504	Vacant	838	3.99%
1506	Vacant	1,310	6.24%
1512	Vacant	1,635	7.79%
1514B	Vacant	2,520	12.00%
1516-A	Vacant	1,450	6.91%
1516-B	Vacant	1,450	6.91%
203	Vacant	787	3.75%
204/205	Robin Smalley - Mothers 2 Mothers	648	3.09%
7443	Vacant	845	4.03%
7445-A	Rick Walters - Theatre Craft	1,350	6.43%
7445-B	Abdellatif Ben Mahmoud - Moun of Tunis	1,856	8.84%
7445	Vacant	2,040	9.72%
7447	Vacant	886	4.22%
7449	Vacant	1,290	6.14%
Roof	CBS Outdoor Inc. - Outfront Media	1	0.00%
Total for 2921--Sunset & Gardner		**20,993**	**100.00%**

Schedule 13.1.7

Service Contracts

1. Mark 5 Services – Day Porter
2. Athens Services – Trash
3. Western Exterminator
4. Defense International – Security Patrol
5. Lighting Technology Services – Lighting Repair
6. Utilities – Los Angeles Department of Water and Power